GENERAL PARTNER'S PAYMENT CERTIFICATE
                          (First Installment)

 Certificate, dated as of October __, 1998 (this "Certificate"), of PARK VILLAGE, LLC, a Mississippi limited liability company
(the "General Partner").

 This Certificate is delivered pursuant to the provisions of
Section 5.1 of the First Amended and Restated Agreement of
Limited Partnership dated as of October__, 1998 (the "Partnership
Agreement") of ATHENS PARTNERS, L.P., a Mississippi limited partnership (the "Partnership").

 The undersigned hereby certify that:

 (i)	The General Partner has satisfied and continues to satisfy
all of its material obligations under the Partnership Agreement.

 (ii)	The covenants, representations and warranties set forth in
Sections 6.5 and 6.6 of the Partnership Agreement are true and correct as of the date hereof.

 (iii)	The Partnership is not in default under any of the
Project Documents or any other material obligation of the Partnership.

 (iv)	The covenants, representations and warranties set forth in
the Tax Certificate issued by the General Partner to BOSTON
CAPITAL TAX CREDIT FUND IV L.P., a Delaware limited partnership, and dated as of October __, 1998 are correct as of the date hereof in all material respects.

 (v)	The facts and representations set forth in the Fact Sheet
attached hereto as Exhibit A and Exhibit B are true and correct as of the date hereof.

 (vi)	Each of the conditions precedent to the payment of the First
Installment (as such term is defined in the Partnership
Agreement) has been satisfied as of the date hereof.

 IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed as of the day and year set forth above.

GENERAL PARTNER:                     PARK VILLAGE, LLC, a Mississippi limited
                                     liability company

                                     By:	/s/J.H. Thames, Jr.
                                        	J. H. Thames, Jr., Member/Manager

                                                              Exhibit A
                                FACT SHEET
                           ATHENS PARTNERS, L.P.


  1. Sources and Uses of Funds

       SOURCES OF FUNDS                    APPLICATIONS OF FUNDS

Construction Loan      $1,375,000      Land                 $300,000

Deferred                      -0-      Construction Hard  $3,929,478
Development Fee                        Costs

Investment Limited     $3,495,589      Construction Soft    $330,094
Partner Capital                        Costs

General Partner              $100      Construction          $79,626
Capital                                Contingency

                                       Development Fee      $231,491

            TOTAL       $4,870,689             TOTAL      $4,870,689


 2. Financing

        Construction

        A.	Lender:	               			First Tennessee Bank,
                                     National Association

        B.	Mortgage Amount:			       $1,375,000

        C.	Note Date:				            October __, 1998

        D.	Interest Rate:	        			3yr. Treas. plus 2.4% up to 10/2001
                                     1yr. Treas. plus 2.65% up to 10/2002
                                     1yr. Treas. plus 2.65% up to 10/2003
                                     5 yr. Treas. plus 2.65% up to 10/2008

        E.	Amortization:	          		25 years

        F.	Maturity Date:		         	10 years (balloon payment)

        G.	Guarantors:		            	J.H. Thames, Jr. and Rodney F.
                                     Triplett, Jr.

      Permanent					                 to be determined

 3.    Eligible Basis:		  $4,477,483

 4.    Qualified Basis:	 	$5,820,728

 5.    GP Capital Contribution:	$100

 6.    Type of Credit:		9%, New Construction

 7.    Rent-up Schedule:

       30%by December 31, 1999; and
       100% by September 1, 2000;

 8.    Projected Credit to the
       Investment Partnership:

       A.	$24,275 for 1999,
       B.	$372,215 for 2000,
       C.	$485,498 per annum for each of the years 2001 through 2008
          (inclusive),
       D.	$461,224 for 2009, and
       E.	$113,283 for 2010.

 9. Total Projected Credit:

       A.	$24,277 for 1999,
       B.	$372,253 for 2000
       C.	$485,547 per annum for each of the years 2001 through 2008
          (inclusive),
       D.	$461,270 for 2009 and
       E.	$113,294 for 2010.

 10. Tax Credit Application:

       A.	Credit Approval Date:        August 27, 1998
       B.	Credit Approval Amount:      $485,547/year
       C.	Carryover Allocation Date:   N/A
       D.	Carryover Allocation Amount: N/A
       E.	Tax Credit Rate on 8609:     To be determined

 11. Apartment Complex:

       A.	Name:      Park Village Apartments
       B.	Address:   Rocky Mountain Road
                     Athens, Tennessee 37303
       C.	County:    McMinn County
       D.	MSA:       Athens, Tennessee
       E.	Type of Project: Multi-family

 12. Median Income:			$34,600        (Family of Four, 1998)

 13. Kind of Apartments:

Number of      Number of      Total            Basic        Utility
Bedrooms         Units       Sq. Ft.           Rent        Allowance

    1              8         958/unit        $267/month       $56
    1              8         958/unit        $332/month       $56
   	2              8       1,150/unit        $321/month       $67
   	2             39       1,150/unit        $399/month       $67
    3             17       1,349/unit        $464/month       $74

 14.  Rental Assistance:			N/A

 15. Annual Operating Expense:		$202,971 (plus annual
     (beginning 2000)			                   inflation)

 16. Replacement Reserve Account:	$16,000/year
     (beginning 2001)

 17. Maximum Yearly Distribution of Cash Flow permitted:		No exact figure

 18. Amount of Asset Management Fee to Boston Capital:			$5,000/year
     (commencing 2000)

 19. Amount of Total Depreciable Base
     Allocated to Personal Property:	$328,494

 20. Completion Date:			October, 1999(anticipated)

 21. Total Capital Contribution of
     Investment Partnership:		$3,495,589

 22. Schedule of Capital Contributions

Amount         Installment          Conditions on Capital Contributions

$2,097,343       First              on the latest to occur of (A) the
                                    Admission Date, (B) Tax Credit
                                    Set-Aside; or (C) closing and funding
                                    of the Construction Loan;

$1,048,677       Second             on the 50% Completion Date;

$104,868         Third              on the latest to occur of (A) the
                                    Completion Date, (B) Cost Certification,
                                    (C) receipt of an updated Title Policy
                                    in form and substance satisfactory to
                                    the Special Limited Partner, which
                                    policy in no event shall contain a
                                    survey exception, (D) satisfaction of
                                    all requirements set forth in the Due
                                    Diligence Recommendations, (E) receipt
                                    by the Investment Limited Partner of
                                    an Estoppel Letter from each Lender and
                                    (F) receipt by the Investor Limited
                                    Partner of the Contractor Pay-Off Letter;

$244,691        Fourth              on the latest to occur of (A) Initial
                                    100% Occupancy Date, (B) Permanent
                                    Mortgage Commencement or (C) Rental
                                    Achievement

 23. Fees and Special Distributions to be paid from Capital Contributions:

     A portion of the Development Fee will be paid from Capital Contributions

 24. General Partner:			Park Village, LLC, a Mississippi limited
                        liability company

     Contact:           J. H. Thames, Jr.

    	Address:           P.O. Box 741
                        Jackson, MS  39205

    	Telephone:         (601) 939-0225

     Fax:               (601) 932-2532

 25. Ownership Interests:

  Partner                Normal         Capital             Cash
                       Operations     Operations            Flow

General Partner          .01%             80%                90%

Investment Limited
Partner                 99.99%          19.999%              10%

Special Limited
Partner                    0%            .001%                0%


 26. Management Agent:			Park Management, Inc.

     Contact:

     Address:                 P.O. Box 741
                              Jackson, MS  39205

     Telephone:               (601) 939-0225

     Amount of Fee:            6%

 27. Builder:			             	Unicorp, Inc.

     Builder's Profit:        $222,423

     Builder's Overhead:      $ 72,099

 28. Tax Return Preparer/Auditor:  	Bob Robinson, CPA

     Address:                       2084 Dunbarton Drive
                                    Jackson, MS  39216

     Telephone:                     (601) 982-3875

 29.  Partnership Federal ID Number:	64-0892175

 30. Operating Deficit Guarantees:	   Guaranty from Rental Achievement
                                      until the later of the third (3rd)
                                      anniversary of Rental Achievement or
                                      the closing of a new Permanent Loan
                                      limited to one year of debt service
                                      plus operating expenses

 31. Building Breakdown:   11 buildings

      BIN               # of Units

 Not yet assigned           80

       TOTAL                80


                                                            Exhibit B

                       Certificate of Partnership,
                  General Partner and Original Limited
                 Partner Re: Lack of Disqualifications

 The Partnership, its Operating General Partner and its Original Limited Partner (as identified on the Payment Certificate to which this Certificate is attached as Exhibit B) hereby represent to you that neither (i) the Partnership, (ii) any predecessor of the Partnership, (iii) any of the Partnership's affiliates ("affiliate" meaning a person that controls or is controlled by, or is under common control with, the Partnership), (iv) any sponsor (meaning any person who (1) is directly or indirectly instrumental in organizing the Partnership or (2) will directly or indirectly manage or participate in the management of the Partnership or (3) will regularly perform, or select the person or entity who will regularly perform, the primary activities of the Partnership), (v) any officer, director, principal or general partner of the Partnership or of any sponsor, (vi) any officer, director, principal, promoter or general partner of the Operating General Partner, (vii) any beneficial owner of ten percent or more of any class of the equity securities of the Partnership or of any sponsor (beneficial ownership meaning the power to vote or direct the vote and/or the power to dispose or direct the disposition of such securities), (viii) any promoter of the Partnership (meaning any person who, acting alone or in conjunction with one or more other persons, directly or indirectly has taken, is taking or will take the initiative in founding and organizing the business of the Partnership or any person who, in connection with the founding and organizing of the business or enterprise of the Partnership, directly or indirectly receives in consideration of services or property, or both services and property, ten percent or more of any class of securities of the Partnership or ten percent or more of the proceeds from the sale of any class of such securities; provided, however, a person who receives such securities or proceeds either solely as underwriting commissions or solely in consideration of property shall not be deemed a promoter if such person does not otherwise take part in founding and organizing the enterprise) presently connected with the Partnership in any capacity:

 (1) 	Has filed a registration statement which is the subject of
any pending proceeding or examination under the securities laws of any jurisdiction, or which is the subject of any refusal order or stop order thereunder entered within five years prior to the date hereof;

 (2) 	Has been convicted of or pleaded nolo contendere to a
misdemeanor or felony or, within the last ten years, been held liable in a civil action by final judgment of a court based upon conduct showing moral turpitude in connection with the offer, purchase or sale of any security, franchise or commodity (which term, for the purposes of this Certificate shall hereinafter include commodity futures contracts) or any other aspect of the securities or commodities business, or involving racketeering, the making of a false filing or a violation of Sections 1341, 1342 or 1343 of Title 18 of the United States Code or arising out of the conduct of the business of an issuer, underwriter, broker, dealer, municipal securities dealer, or investment adviser, or involving theft, conversion, misappropriation, fraud, breach of fiduciary duty, deceit or intentional wrongdoing including, but not limited to, forgery, embezzlement, obtaining money under false pretenses, larceny fraudulent conversion or misappropriation of property or conspiracy to defraud, or which is a crime involving moral turpitude, or within the last five years of a misdemeanor or felony which is a criminal violation of statutes designed to protect consumers against unlawful practices involving insurance, securities, commodities, real estate, franchises, business opportunities, consumer goods or other goods and services;

 (3) 	Is subject to (a) any administrative order, judgment or
decree entered within five years prior to the date hereof entered or issued by or procured from a state securities commission or administrator, the Securities and Exchange Commission ("SEC"), the Commodities Futures Trading Commission or the U.S. Postal Service, or to (b) any administrative order or judgment, arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser, or involving deceit, theft, fraud or fraudulent conduct, or breach of fiduciary duty, or which is based upon a state banking, insurance, real estate or securities law or (c) has been the subject of any administrative order, judgment or decree in any state in which fraud, deceit, or intentional wrongdoing, including, but not limited to, making untrue statements of material fact or omitting to state material facts, was found;

 (4) 	Is subject to any pending proceeding in any jurisdiction
relating to the exemption from registration of any security or offering, or to any order, judgment or decree in which registration violations were found or which prohibits, denies or revokes the use of any exemption from registration in connection with the offer, purchase or sale of securities, or to an SEC censure or other order based on a finding of false filing;

 (5) 	Is subject to any order, judgment or decree of any court or
regulatory authority of competent jurisdiction entered within five years prior to the date hereof, temporarily, preliminarily or permanently restraining or enjoining such persons from engaging in or continuing any conduct or practice in connection with any aspect of the securities or commodities business or involving the making of any false filing or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser, or which restrains or enjoins such person from activities subject to federal or state statutes designed to protect consumers against unlawful or deceptive practices involving insurance, banking, commodities, real estate, franchises, business opportunities, consumer goods and services, or is subject to a United States Postal Service false representation order entered within five years prior to the date hereof, or is subject to a temporary restraining order or preliminary injunction with respect to conduct alleged to have violated section 3005 of Title 39, United States Code;

 (6) 	Is suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange, an association registered as a national securities association, or any self-regulatory organization registered pursuant to the Securities Exchange Act of 1934, or a Canadian securities exchange, or association or self-regulatory organization operating under the authority of the Commodity Futures Trading Commission, or is subject to any currently effective order or order entered within the past five years of the SEC, the Commodity Futures Trading Commission or any state securities administrator denying registration to, or revoking or suspending the registration of, such person as a broker-dealer, agent, futures commission merchant, commodity pool operator, commodity trading adviser or investment adviser or associated person of any of the foregoing, or prohibiting the transaction of business as a broker-dealer or agent;

 (7) 	Has, in any application for registration or in any report
required to be filed with, or in any proceeding before the SEC or any state securities commission or any regulatory authority willfully made or caused to be made any statement which was at the time and in the light of the circumstances under which it was made false or misleading with respect to any material fact, or has willfully omitted to state in any such application, report or proceeding any material fact which is required to be stated therein or necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading, or has willfully failed to make any required amendment to or supplement to such an application, report or statement in a timely manner;

 (8) 	Has willfully violated any provision of the Securities Act
of 1933, the Securities Exchange Act of 1934, the Trust Indenture Act of 1939, the Investment Advisers Act of 1940, the Investment Company Act of 1940, the Commodity Exchange Act of 1974 or the securities laws of any state, or any predecessor law, or of any rule or regulation under any of such statutes;

 (9) 	Has willfully aided, abetted, counseled, commanded, induced
or procured the violation by any other person of any of the statutes or rules or regulations referred to in subsection (8) hereof;

 (10) 	Has failed reasonably to supervise his agents, if he is
a broker-dealer, or his employees, if he is an investment adviser, but no person shall be deemed to have failed in such supervision if there have been established procedures, and a system for applying such procedures, which would reasonably be expected to prevent and detect, insofar as practicable, any violation of statutes, rules or orders described in subsection
(8) and if such person has reasonably discharged the duties and obligations incumbent upon him by reason of such procedures and system without reasonable cause to believe that such procedures and system were not being complied with;

 (11) 	Is subject to a currently effective state
administrative order or judgment procured by a state securities administrator within five years prior to the date hereof or is subject to a currently effective United States Postal Service fraud order or has engaged in dishonest or unethical practices in the securities business or has taken unfair advantage of a customer or is the subject of sanctions imposed by any state or federal securities agency or self-regulatory agency;

 (12) 	Is insolvent, either in the sense that his liabilities
exceed his assets or in the sense that he cannot meet his obligations as they mature, or is in such financial condition that he cannot continue his business with safety to his customers, or has not sufficient financial responsibility to carry out the obligations incident to his operations or has been adjudged a bankrupt or made a general assignment for the benefit of creditors; or

 (13) 	Is selling or has sold, or is offering or has offered
for sale, in any state securities through any unregistered agent required to be registered under the Pennsylvania Securities Act of 1972, as amended (the "Pennsylvania Act") or for any broker-dealer or issuer with knowledge that such broker-dealer or issuer had not or has not complied with the Pennsylvania Act.

 If the Partnership is subject to the requirements of Section 12, 14 or 15(d) of the Securities Exchange Act of 1934, then the Partnership has filed all reports required by those Sections to be filed during the 12 calendar months preceding the date hereof (or for such shorter period that the Partnership was required to file such reports).